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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 12, 2006

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                                          88-0408274
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)


    6370 Nancy Ridge Drive, Suite 112                         92121
         San Diego, California                         ---------------
----------------------------------------                   Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On May 12, 2006, the SEC declared effective our registration statement on Form SB-2 (File No. 333-133861), filed with the SEC on May 5, 2006 and amended on May 11, 2006. We filed this registration statement to register the resale of shares of common stock issued pursuant to a securities purchase agreement entered into on December 23, 2005 with selected accredited investors, and shares that have or may be issued upon the exercise of warrants granted in connection with that financing. The registration statement also includes shares issued in settlement of previously disclosed litigation and other previously registered shares for other investors and service providers. Our company will not receive any proceeds from sales of common stock by the selling stockholders, but may receive proceeds upon the exercise of warrants held by the selling stockholders.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2006                           MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer






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